EXHIBIT 10.2

                              TERMINATION AGREEMENT

      THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of November 2, 2005, by and between ETOTALSOURCE, INC., a Colorado corporation (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    RECITALS:

      WHEREAS, the Company and the Investor entered into a securities purchase agreement dated as of August 24, 2005 (the "Securities Purchase Agreement"), an investor's registration rights agreement dated as of August 24, 2005 (the "Investor Registration Rights Agreement"), a convertible debenture dated as of August 24, 2005 (the "Convertible Debenture"), and a security agreement dated as of August 24, 2005 (the "Security Agreement") (collectively, the Securities Purchase Agreement, the Convertible Debenture, the Investor's Registration Rights Agreement and the Security Agreement are referred to as the "Transaction Documents.").

      NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents, and other good and valuable consideration, receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Termination. Each of the parties to this Agreement hereby terminates the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.

      2. Structuring Fees. The Investor retains all structuring fees under the Transaction Documents.

         IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

ETOTALSOURCE, INC.                        CORNELL CAPITAL PARTNERS, LP

                                          By: Yorkville Advisors, LLC
                                          Its: General Partner

By:      /s/ Michael Sullinger            By:      /s/ Mark A. Angelo
   -----------------------------------       ------------------------
Name:    Michael Sullinger                Name:    Mark A. Angelo
Title:   Chief Operating Officer          Title:   Portfolio Manager